UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2014

SUSSER HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33084	01-0864257
(State or Other Jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

4525 Ayers Street, Corpus Christi, Texas	78415
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (361) 884-2463

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 26, 2014, Susser Holdings Corporation (“Susser”) and Energy Transfer Partners, L.P. (“ETP”) issued a joint news release announcing the preliminary results of the elections made by Susser’s stockholders regarding the form of merger consideration to be received in the pending transaction with ETP. A copy of the joint news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	News release of Energy Transfer Partners, L.P. and Susser Holdings Corporation dated August 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSER HOLDINGS CORPORATION
(Registrant)

By:	/s/ Mary E. Sullivan

Mary E. Sullivan
Executive Vice President and Chief Financial Officer

Date: August 26, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release of Energy Transfer Partners, L.P. and Susser Holdings Corporation dated August 26, 2014.